              -----------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                EMERGING MARKETS
                                   FUND, INC.
              -----------------------------------------------------





                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER







                           MORGAN STANLEY DEAN WITTER
                           EMERGING MARKETS FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1999, the Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 105.81% compared with 66.41% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and 62.69% for the IFC Global Total Return Composite Index. For the period from commencement of operations on November 1, 1991 through December 31, 1999, the Fund's total return, based on net asset value per share, was 243.92% compared with 118.41% for the MSCI Index and 82.70% for the IFC Global Total Return Composite Index. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $16 5/16, representing a 23.3% discount to the Fund's net asset value per share.

Outperformance compared to the MSCI Index was attributable to both strong stock selection and country allocation. Stock selection in Mexico and South Korea contributed markedly to performance. Other notable contributors were equity selections in India, Israel, Taiwan and Thailand. Our overweight position in Indonesia (+93.5%) and Turkey (+252.4%) coupled with our underweight stance in Argentina (+34.3%), Chile (+39.0%) and Greece (+49.6%) contributed positively to performance. Detracting from performance was poor stock selection in Greece, Indonesia, South Africa and Russia and country allocation in Taiwan (+52.7%).

The emerging markets rallied in 1999, boosted by a supportive global environment and heartier investor risk appetites. Continued strength in commodity prices and improving economic fundamentals, coupled with positive election results (India, Mexico and Russia) and IMF agreements (Russia and Turkey), further boosted the emerging markets. Although emerging markets faced great adversities during the year, including heightened political tensions (Indonesia), scandals (Indonesia and South Korea) and earthquakes (Greece, Turkey, Taiwan and Mexico), many emerging markets proved their buoyancy by year-end. During the fourth quarter, Taiwan and Turkey evidenced their resilience in light of the earthquakes they suffered during the third quarter, and investors rewarded countries such as India and Turkey for their commitment to reforms.

Latin American markets advanced 58.9% in 1999, led by the large liquid markets of Brazil and Mexico. Driving the performance within the region were increased global risk appetite, commodity price strength, improving liquidity conditions, a turnaround in regional economic growth and benign political outcomes in elections in Argentina, Chile and Mexico. However, Latin America remains the most vulnerable to a significant change in U.S. interest rates as it has large external financing needs. We will continue to be underweight the Latin American region in the near term, as we believe other regions within the emerging markets currently offer more exciting investment opportunities.

Brazilian equities advanced 67.2% during the year, reflecting the economy's resilience in light of the devaluation of the Brazilian currency in January. Fiscal figures continued to surprise on the upside and the Brazilian real strengthened during the fourth quarter, reflecting in part its undervaluation as well as the government's new focus of targeting inflation. Both locals and foreign institutions returned to the market towards year-end, further boosting the market. Investors will focus their attention on the extraordinary session at the beginning of the year in which votes regarding tax reform and fiscal reform will take place. During the fourth quarter, we increased our exposure to Brazilian banks based on attractive valuations and our expectations that interest rates will continue to trend downward in the coming quarter.

Mexico is our favorite market within Latin America, and Mexican equities rose 80.1% during 1999 on the back of a strong U.S. market and solid domestic fundamentals. Gross domestic product growth was better than expected, inflation was well behaved, oil prices remained buoyant and the PRI presidential primary result in November indicated a relatively calm political environment. Mexico signed a trade agreement with the EU improving its trade prospects and, over the longer term, diversifying its reliance from the U.S. economy. We believe that rating agencies will raise Mexico to investment grade after the presidential elections in July 2000, thereby lowering financing costs to Mexican corporates and lending overall support to the market. Although domestic fundamentals remain strong, we are cautiously monitoring the risk of a slowdown in the U.S. economy and are also wary of a sell-off in the Mexican peso, which we presently believe to be over-valued. During the fourth quarter, we reduced some of our significant overweight in beverage company Femsa and added to one of our larger overweights, Cemex (cement), as the company remains attractively valued given its solid operating fundamentals and superior underlying profitability.

Asian equities gained 69.4% during the year. We continue to focus on Asia, a region benefiting from trade surpluses, export growth and export market competitiveness vis-a-vis yen strength versus the U.S. dollar. South Korea (+92.4%) remains our largest overweight within Asia, based on the aforementioned positive trends coupled with neutral interest rates, strong local retail investor interest in equities and increasing clarity on the restructuring of failed chaebol Daewoo. We have added to non-chaebol related companies that possess technological expertise in specialized markets, strong management qualities and sound business models as well as increasing our exposure to the banking sector.

Taiwanese equities advanced 52.7% during 1999, boosted by robust exports, trends in global outsourcing (notably in electronics and semiconductor-related arenas) and investor optimism that the Sino-U.S. trade agreement would also hasten Taiwan's membership into the World Trade Organization (WTO). We maintain our overweight stance in Taiwan, and purchases during the fourth quarter included Chartered Semiconductor, the third largest foundry globally, and various niche technology-related and communications stocks.

During the year, Chinese equities gained 13.3% and, on November 16, China announced a trade agreement with the U.S. that bodes well for China's entry into the World Trade Organization. Although increased trade should bring positive longer-term consequences, including increased FDI inflows and reforms, the reform process will take time to implement and not all areas of the economy will benefit equally. Additions to our holdings in China during the year included telecommunications company China Telecom and TCL International, China's third largest color TV manufacturer and the only home electronics manufacturer providing Internet content via WebTV, cable modem and cable set top boxes. Philippine equities (+3.3%) finished the year relatively flat, and we sold our Philippine assets as we find the valuations relatively expensive and are unable to find a catalyst that will move this market forward.

Indian equities gained 87.3% during the year, boosted by continued indications, including industrial production trends, that cyclical recovery remains on track. November's elections yielded a sizable majority for the BJP party, and this bodes well for more cohesive policies and a willingness to focus on reforms to help meet India's large fiscal problems. We maintain our overweight stance in India and during the fourth quarter we added more cyclically related companies such as Gujurat Ambuja (cement) and State Bank of India.

We are modestly underweight Emerging Europe and the Middle East, a region that advanced 79.6% during 1999, although posting mixed returns. Russia and Turkey, rising 247.1% and 252.4%, respectively, were the star performing markets of this region. We maintain our underweight stance in Greek equities, which gained 49.6%, yet modestly reduced our significant underweight in Greek banks as we believe they should benefit from future reductions in interest rates and reserve requirements. Optimism over low inflation, the prospects for future rate cuts and strong corporate earnings helped Israeli equities gain 59.7%. We added to our overweight stance in Israel through purchases in niche-oriented telecommunications and software-related stocks, including Gilat Satellite Networks, Amdocs, Comverse and ECI Telecom.

The gains by Russian equities were fueled by robust oil prices, positive economic fundamentals and greater political stability. In December, the Duma (Russia's Lower House of Parliament) held elections. The election results (Centrist-oriented majority) coupled with President Yeltsin's surprise resignation on December 31 (with Putin appointed as acting president until elections on March 26) have accentuated the uncertainty in Russia with regard to Yeltsin's probable successor and his ability to push reform through the Duma. The remarkable performance by Turkish equities during the year, in light of a devastating earthquake in August, was supported by the passage of key reform bills (social security and international arbitration), IMF and World Bank agreements, and government measures, including banking legislation and efforts to control inflation. Positive investor sentiment regarding the prospect of significant inflation and interest rate reductions was further enhanced in December when Turkey was named an official candidate for the European Monetary Union. Turkey remains one of our most significant overweight positions and within Turkey we are focusing on domestic themes, adding to those companies best positioned to take advantage of a lower interest rate and inflation environment and higher consumer spending.

South African equities rose 57.2% during the year, buoyed by commodity price strength, foreign exchange inflows from the listing of South African companies in London, falling inflation and fiscal discipline. During the year, we increased holdings in some commodity stocks, including Billiton and Anglo American, which mine aluminum and platinum, respectively, in addition to stocks in South Africa's information technology sector. We remain underweight South Africa based on its mild attractiveness compared to other emerging markets.

Amidst the backdrop of global growth and sustainable commodity prices, we believe those emerging markets benefiting from improving economic fundamentals and structural reforms should fare well in 2000.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL                                                         TOTAL RETURN (%)
INFORMATION                       -------------------------------------------------------------------------------------
                                    MARKET VALUE (1)    NET ASSET VALUE (2)       MSCI INDEX (3)       IFC INDEX (4)
                                  -------------------   -------------------    -------------------  -------------------
                                              AVERAGE               AVERAGE                AVERAGE              AVERAGE
                                  CUMULATIVE  ANNUAL    CUMULATIVE  ANNUAL     CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL
                                  ----------  -------   ----------  -------    ----------  -------  ----------  -------
                 One Year           100.77%   100.77%    105.81%    105.81%      66.41%     66.41%    62.69%    62.69%
                 Five Year           13.11      2.49      56.13       9.32       10.41       2.00      3.79      0.75
                 Since Inception*   163.88     12.61     243.92      16.32      118.41      10.04     82.70      7.66

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                    [GRAPH]


                                                               YEAR ENDED DECEMBER 31,

                                 1991*    1992     1993      1994     1995       1996     1997      1998      1999
                                ------   ------   ------    ------   ------     ------   ------    ------    ------
Net Asset Value Per Share .... $14.71   $16.74    $28.20    $20.30   $14.69     $15.69   $15.52   $10.33     $21.26
Market Value Per Share ....... $14.25   $18.13    $31.63    $21.50   $15.50     $13.88   $13.06    $8.13     $16.31
Premium/(Discount) ...........  -3.1%     8.3%     12.2%      5.9%     5.5%     -11.5%   -15.9%   -21.3%     -23.3%
Income Dividends ............. $ 0.04   $ 0.01        --        --       --     $ 0.05   $ 0.01   $ 0.11         --
Capital Gains Distributions ..     --   $ 0.01     $1.49    $ 6.50   $ 1.29     $ 0.98   $ 0.01   $ 2.18         --
Fund Total Return (2) ........   4.61%   13.94%    95.22%+   -5.33%  -16.30%+    13.84%   -0.97%  -19.61%    105.81%
MSCI Index Total Return (3) ..   9.58%   11.40%    74.84%    -7.32%   -5.21%      6.03%  -11.59%  -25.34%     66.41%
IFC Index Total Return (4) ...   5.29%    0.33%    67.50%    -0.53%  -12.32%      7.88%  -14.54%  -21.09%     62.69%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI Index") is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
(4) The IFC Global Total Return Composite Index (the "IFC Index") is an unmanaged index of common stocks of developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa, including dividends.
*    The Fund commenced operations on November 1, 1991.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
Portfolio Summary as of December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                    [CHART]

Equity Securities                        (97.4%)
Debt Instruments                          (0.1%)
Short-Term Investments                    (2.5%)

--------------------------------------------------------------------------------
INDUSTRIES

                                    [CHART]

Appliances & Household Durables          (7.8%)
Banking                                  (9.1%)
Beverages & Tobacco                      (3.5%)
Broadcasting & Publishing                (3.3%)
Data Processing & Reproduction           (4.3%)
Electrical & Electronics                (12.1%)
Electronic Components, Instruments       (9.3%)
Financial Services                       (4.5%)
Telecommunications -- Integrated        (13.3%)
Telecommunications -- Wireless          (10.3%)
Other                                   (22.5%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                    [CHART]

South Korea                        (20.0%)
Taiwan                             (12.3%)
Mexico                             (10.5%)
India                               (9.2%)
Brazil                              (8.3%)
Turkey                              (8.0%)
Israel                              (6.5%)
South Africa                        (5.5%)
China                               (3.6%)
Russia                              (2.9%)
Other                              (13.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                       PERCENT OF
                                                       NET ASSETS
                                                       ----------
1.   Samsung Electronics Co. (South Korea)                7.0%
2.   SK Telecom Co., Ltd. (South Korea)                   4.5
3.   Telmex (Mexico)                                      3.7
4.   Yapi Ve Kredi Bankasi (Turkey)                       2.8
5.   Infosys Technology Ltd. (India)                      2.6
6.   Taiwan Semiconductor Co. (Taiwan)                    2.6
7.   China Telecom Ltd. (China)                           2.1
8.   Grupo Televisa (Mexico)                              2.1
9.   Korea Telecom Corp. (South Korea)                    1.7
10.  United Microelectronics Corp. Ltd. (Taiwan)          1.6
                                                         ----
                                                         30.7%
                                                         ----
                                                         ----

   *  Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1999

                                                                 VALUE
                                         SHARES                  (000)
------------------------------------------------------------------------
     COMMON STOCKS (97.6%)
     (Unless otherwise noted)
------------------------------------------------------------------------
     ARGENTINA (0.8%)
     AUTOMOBILES
       Renault Argentina                              1    U.S.$     -- @
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
       Telecom Argentina ADR                     70,595           2,418
       Telefonica Argentina ADR                  39,310           1,214
                                                           -------------
                                                                  3,632
                                                           -------------
------------------------------------------------------------------------
     BRAZIL (8.3%)
     BANKING
  (a,c)Banco Nacional (Preferred)            61,598,720               2
       Unibanco (Preferred) GDR                 152,140           4,583
                                                           -------------
                                                                  4,585
                                                           -------------
     ENERGY SOURCES
       Petrobras (Preferred)                 14,428,763           3,674
    (b)Petrobras (Preferred) ADR                  7,470             192
                                                           -------------
                                                                  3,866
                                                           -------------
     MERCHANDISING
  (a,c)Lojas Arapua (Preferred)              30,412,000              -- @
  (a,c)Lojas Arapua (Preferred) ADR              31,540              -- @
                                                           -------------
                                                                     -- @
                                                           -------------
     METALS -- STEEL
       CVRD (Preferred) 'A'                      76,263           2,111
       CVRD (Preferred) ADR                      78,609           2,171
                                                           -------------
                                                                  4,282
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
    (a)Celular CRT (Preferred)               13,397,625           2,336
       CRT (Preferred) 'A'                    9,425,376           2,922
       Tele Centro-Sul (Preferred)           97,923,445           1,788
       Tele Centro-Sul ADR                       11,122           1,009
       Tele Norte-Leste (Preferred)          31,599,945             849
       Tele Norte-Leste (Preferred) ADR          59,057           1,506
       Telebras (Preferred) ADR                   7,740             995
       Telesp (Preferred)                    16,880,945             409
       Telesp ADR                                 3,390              83
                                                           -------------
                                                                 11,897
                                                           -------------
     TELECOMMUNICATIONS -- WIRELESS
       Tele Celular Sul (Preferred)         137,409,345             456
       Tele Celular Sul ADR                      18,707             594
       Tele Centro Oeste Celular
         Participacoes (Preferred)            5,994,678              13
       Tele Nordeste Celular (Preferred)     76,067,945             198
       Tele Nordeste Celular ADR                  2,340             118
       Tele Sudeste Celular (Preferred)     125,798,055             930
       Tele Sudeste Celular ADR                  36,494           1,416
       Telemig Celular (Preferred)          193,414,795             423
       Telemig Celular ADR                        5,343             247
------------------------------------------------------------------------
     TELECOMMUNICATIONS -- WIRELESS (CONTINUED)
       Telerj Celular (Preferred) 'B'         3,756,000    U.S.$    104
       Telesp Celular (Preferred)            80,008,045           1,417
       Telesp Celular (Preferred) 'B'        10,639,001             842
       Telesp Celular ADR                        51,312           2,174
                                                           -------------
                                                                  8,932
                                                           -------------
     TEXTILES & APPAREL
       Coteminas                              2,200,500             140
  (b,c)Coteminas GDR                             23,460              65
                                                           -------------
                                                                    205
                                                           -------------
     UTILITIES -- ELECTRICAL & GAS
       Cemig (Preferred)                     58,212,527           1,305
       Cemig (Preferred) ADR                     37,013             833
    (b)Cemig (Preferred) ADR                      9,208             207
                                                           -------------
                                                                  2,345
                                                           -------------
                                                                 36,112
                                                           -------------
------------------------------------------------------------------------
     CHILE (0.2%)
     MERCHANDISING
    (a)Santa Isabel ADR                           8,598              84
                                                           -------------
     UTILITIES -- ELECTRICAL & GAS
       Endesa ADR                                26,945             382
       Enersis ADR                               22,550             530
                                                           -------------
                                                                    912
                                                           -------------
                                                                    996
                                                           -------------
------------------------------------------------------------------------
     CHINA (3.6%)
     APPLIANCES & HOUSEHOLD DURABLES
       Guangdong Kelon
         Electrical Holdings Co. Ltd. 'H'       297,000             226
                                                           -------------
     BUSINESS & PUBLIC SERVICES
    (a)Timeless Software Ltd.                   448,000             259
                                                           -------------
     ELECTRICAL & ELECTRONICS
    (a)Great Wall Technology Co., Ltd.        1,942,500           1,887
    (a)TCL International Holdings Ltd.        2,836,000           1,988
                                                           -------------
                                                                  3,875
                                                           -------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
       Legend Holdings Ltd.                     334,000             829
                                                           -------------
     ENERGY SOURCES
       Yanzhou Coal Mining Co., Ltd. ADR         28,730             406

       Zhenhai Refining & Chemical Co.,
         Ltd. 'H'                             1,151,400             204
                                                           -------------
                                                                    610
                                                           -------------
     TELECOMMUNICATIONS -- WIRELESS
       China Telecom Ltd.                       901,000           5,633
    (a)China Telecom Ltd. ADR                    27,200           3,497
                                                           -------------
                                                                  9,130
                                                           -------------
     TEXTILES & APPAREL
    (a)YUE Yuen Industrial Holdings             267,000             639
                                                           -------------
                                                                 15,568
                                                           -------------
------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       6

                                                                 VALUE
                                          SHARES                 (000)
------------------------------------------------------------------------
     COLOMBIA (0.0%)
     BANKING
       Bancolombia (Preferred)                    6,249    U.S.$      7
                                                           -------------
------------------------------------------------------------------------
     CZECH REPUBLIC (0.4%)
     TELECOMMUNICATIONS -- INTEGRATED
       SPT Telecom                               78,954           1,271
       SPT Telecom GDR                           23,830             383
                                                           -------------
                                                                  1,654
                                                           -------------
------------------------------------------------------------------------
     EGYPT (1.1%)
     BEVERAGES & TOBACCO
    (a)Al-Ahram Beverages Co. GDR                33,704             664
       Eastern Tobacco                           12,767             335
                                                           -------------
                                                                    999
                                                           -------------
     TELECOMMUNICATIONS -- WIRELESS
       Egyptian Company for
         Mobile Services                         75,412           3,456
                                                           -------------
     UTILITIES -- ELECTRICAL & GAS
       Egypt Gas Co.                              6,100             374
                                                           -------------
                                                                  4,829
                                                           -------------
------------------------------------------------------------------------
     GREECE (1.1%)
     BANKING
       National Bank of Greece                   10,450             772
    (a)National Bank of Greece ADR               27,070             381
                                                           -------------
                                                                  1,153
                                                           -------------
     FINANCIAL SERVICES
       Alpha Credit Bank                          9,360             737
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
       Hellenic Telecommunication
         Organization (OTE)                      41,011             977
       Hellenic Telecommunication
         Organization (OTE) ADR                  77,429             924
                                                           -------------
                                                                  1,901
                                                           -------------
     TELECOMMUNICATIONS -- WIRELESS
       Panafon Hellenic Telecom Co.              42,290             571
    (a)Panafon Hellenic Telecom Co. GDR          33,170             445
                                                           -------------
                                                                  1,016
                                                           -------------
                                                                  4,807
                                                           -------------
------------------------------------------------------------------------
     HUNGARY (0.8%)
     BANKING
       OTP Bank Rt.                               5,433             318
    (a)OTP Bank Rt. GDR                           4,150             242
                                                           -------------
                                                                    560
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
       Matav Rt.                                 62,163             436
       Matav Rt. ADR                             69,002           2,484
                                                           -------------
                                                                  2,920
                                                           -------------
                                                                  3,480
                                                           -------------
------------------------------------------------------------------------
     INDIA (9.1%)
     AUTOMOBILES
       Hero Honda Motors Ltd.                   108,400    U.S.$  2,813
       Tata Engineering & Locomotive
         Co. Ltd.                               218,729           1,011
                                                           -------------
                                                                  3,824
                                                           -------------
     BANKING
       Bank of Baroda                            42,250              62
       Corporation Bank                          96,763             247
    (a)Oriental Bank of Commerce                157,200             166
       State Bank of India Ltd.                 139,700             722
       State Bank of India Ltd. GDR               3,650              19
                                                           -------------
                                                                  1,216
                                                           -------------
     BEVERAGES & TOBACCO
       ITC Ltd.                                     650              10
       Tata Tea Ltd.                             47,850             577
                                                           -------------
                                                                    587
                                                           -------------
     BROADCASTING & PUBLISHING
       Zee Telefilms Ltd.                       138,500           3,479
                                                           -------------
     BUILDING MATERIALS & COMPONENTS
    (a)Associated Cement Companies Ltd.          98,500             562
       Gujarat Ambuja Cements Ltd.              148,800           1,115
                                                           -------------
                                                                  1,677
                                                           -------------
     CHEMICALS
       Indo Gulf Corp., Ltd.                    140,000             203
       Reliance Industries Ltd.                 216,849           1,165
                                                           -------------
                                                                  1,368
                                                           -------------
     DATA PROCESSING & REPRODUCTION
  (a,c)HCL Technologies Ltd.                     13,500             180
       Infosys Technology Ltd.                   34,550          11,530
       NIIT Ltd.                                 17,500           1,334
       Satyam Computer Services Ltd.             63,370           3,203
                                                           -------------
                                                                 16,247
                                                           -------------
     ELECTRICAL & ELECTRONICS
       Bharat Heavy Electricals Ltd.            369,500           1,784
                                                           -------------
     FINANCIAL SERVICES
    (c)Housing Development
              Finance Corp., Ltd.                97,600             693
                                                           -------------
     FOOD & HOUSEHOLD PRODUCTS
       Hindustan Lever Ltd.                      38,400           1,986
                                                           -------------
     HEALTH & PERSONAL CARE
       Dabur India Ltd.                          13,000             353
    (a)Lupin Laboratories Ltd.                   36,000             476
(a,b,c)Strides Arcolab Ltd.                       7,000              64
                                                           -------------
                                                                    893
                                                           -------------
     INDUSTRIAL COMPONENTS
       Apollo Tyres Ltd.                          8,450              31
                                                           -------------
     MACHINERY & ENGINEERING
       Larsen & Toubro Ltd.                     117,130           1,497
                                                           -------------
     MULTI-INDUSTRY
    (e)Morgan Stanley Growth Fund             6,881,800           2,413
                                                           -------------
------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       7

                                                                 VALUE
                                          SHARES                 (000)
------------------------------------------------------------------------
     INDIA (CONTINUED)
       Telecommunications -- Integrated
       Videsh Sanchar Nigam Ltd.                 11,500    U.S.$    478
       Videsh Sanchar Nigam Ltd. GDR              8,000             197
                                                           -------------
                                                                    675
                                                           -------------
     TRANSPORTATION -- ROAD & RAIL
       Container Corp. of India Ltd.            262,600           1,479
                                                           -------------
                                                                 39,849
                                                           -------------
------------------------------------------------------------------------
     INDONESIA (1.4%)
     BEVERAGES & TOBACCO
       Gudang Garam                             903,960           2,432
                                                           -------------
     BUILDING MATERIALS & COMPONENTS
       Semen Gresik                             604,700             958
                                                           -------------
     FOOD & HOUSEHOLD PRODUCTS
       Indofood Sukses Makmur                   777,000             973
                                                           -------------
     FOREST PRODUCTS & PAPER
       Indah Kait Pulp & Paper                1,460,805             575
                                                            -------------
     TELECOMMUNICATIONS -- INTEGRATED
       Telekomunikasi Indonesia ADR             108,164           1,190
                                                           -------------
                                                                  6,128
                                                           -------------
------------------------------------------------------------------------
     ISRAEL (6.5%)
     DATA PROCESSING & REPRODUCTION
    (a)RADWARE Ltd.                               6,960             300
    (a)Sapiens International Corp.               23,060             379
                                                           -------------
                                                                    679
                                                           -------------
     ELECTRICAL & ELECTRONICS
    (a)BATM Advanced Communications Ltd.         16,142           1,335
    (a)Check Point Software Technologies         14,280           2,838
    (a)Comverse Technology, Inc.                 14,940           2,162
       ECI Telecommunications Ltd.              187,922           5,943
    (a)Elbit Systems Ltd.                             1              -- @
    (a)Galileo Technology Ltd.                   21,920             529
    (a)Gilat Satellite Networks Ltd.             58,780           6,980
    (a)Jacada Ltd                                 5,840             163
    (a)Nice Systems Ltd.                          6,363             310
    (a)Nice Systems Ltd.  ADR                    21,272           1,046
    (a)Orckit Communications Ltd.                11,070             382
       Tecnomatix Technologies Ltd.              12,590             362
    (a)Zoran Corp.                                9,120             508
                                                           -------------
                                                                 22,558
                                                           -------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
    (a)DSP Group, Inc.                           16,350           1,520
    (a)Orbotech Ltd.                             20,642           1,600
                                                           -------------
                                                                  3,120
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
    (a)Amdocs Ltd.                               49,860           1,720
    (a)TTI Team Telecom International Ltd.       19,270             350
                                                           -------------
                                                                  2,070
                                                           -------------
                                                                 28,427
                                                           -------------
------------------------------------------------------------------------
     MALAYSIA (1.2%)
     BANKING
       Commerce Asset Holding Bhd                19,000    U.S.$     49
       Malayan Banking Bhd                      279,600             993
       Public Bank Bhd                          718,000             627
                                                           -------------
                                                                  1,669
                                                           -------------
     BEVERAGES & TOBACCO
       British American Tobacco Bhd             139,200           1,062
                                                           -------------
     FOOD & HOUSEHOLD PRODUCTS
       Nestle Bhd                               109,000             471
                                                           -------------
     MULTI-INDUSTRY
       Sime Darby Bhd                           176,000             223
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
       Telekom Malaysia Bhd                     405,000           1,567
                                                           -------------
                                                                  4,992
                                                           -------------
------------------------------------------------------------------------
     MEXICO (10.5%)
     BANKING
       Banacci 'L'                               45,447             175
    (a)Banamex 'O'                              619,557           2,483
    (b)Bancomer 'B' ADR                          64,825             543
    (a)Bancomer 'O'                           1,462,481             611
                                                           -------------
                                                                  3,812
                                                           -------------
     BEVERAGES & TOBACCO
       FEMSA                                    950,625           4,242
       FEMSA ADR                                 45,066           2,005
                                                           -------------
                                                                  6,247
                                                           -------------
     BROADCASTING & PUBLISHING
    (a)Grupo Televisa GDR                       131,843           8,998
                                                           -------------
     BUILDING MATERIALS & COMPONENTS
       Cemex SA                                 586,714           3,280
    (a)Cemex SA ADR                             127,885           3,565
                                                           -------------
                                                                  6,845
                                                           -------------
     HEALTH & PERSONAL CARE
       Kimberly 'A'                             276,388           1,079
                                                           -------------
     MERCHANDISING
    (a)Cifra 'C'                                217,433             414
    (a)Cifra 'V'                                 35,159              71
    (a)Cifra 'V' ADR                             28,162             564
                                                           -------------
                                                                  1,049
                                                           -------------
     MULTI-INDUSTRY
    (a)ALFA 'A'                                 156,075             732
    (a)Grupo Carso 'A1'                         169,674             845
                                                           -------------
                                                                  1,577
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
       Telmex 'L' ADR                           141,614          15,932
                                                           -------------
                                                                 45,539
                                                           -------------
------------------------------------------------------------------------
     PAKISTAN (0.3%)
     ENERGY SOURCES
       Pakistan State Oil Co., Ltd.             188,302             674
                                                           -------------
------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       8

                                                                 VALUE
                                         SHARES                  (000)
------------------------------------------------------------------------
     PAKISTAN (Continued)
     TELECOMMUNICATIONS -- INTEGRATED
       Pakistan Telecommunications Co., Ltd.  1,665,200     U.S.$   666
                                                           -------------
                                                                  1,340
                                                           -------------
------------------------------------------------------------------------
     POLAND(1.3%)
     BANKING
       Wielkopolski Bank Kredytowy               27,887             189
                                                           -------------
     CHEMICALS
  (a,c)Eastbridge                                33,600           2,259
                                                           -------------
     DATA PROCESSING & REPRODUCTION
       Prokom GDR                                10,785             168
                                                           -------------
     FOOD & HOUSEHOLD PRODUCTS
    (a)Polski Koncern Naftowy SA GDR             64,780             810
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
       Telekomunikacja Polska GDR               276,370           1,796
                                                           -------------
     WHOLESALE & INTERNATIONAL TRADE
    (a)Elektrim                                  44,487             441
                                                           -------------
                                                                  5,663
                                                           -------------
------------------------------------------------------------------------
     RUSSIA (2.8%)
     BROADCASTING & PUBLISHING
  (a,c)Storyfirst Communications,
         Inc. 'C' (Preferred)                       270             115
  (a,c)Storyfirst Communications,
         Inc. 'D' (Preferred)                       720             307
  (a,c)Storyfirst Communications,
         Inc. 'E' (Preferred)                       780             332
  (a,c)Storyfirst Communications,
         Inc. 'F' (Preferred)                       139             119
                                                           -------------
                                                                    873
                                                           -------------
     ENERGY SOURCES
       LuKoil Holdings ADR                       67,562           3,412
       Surgutneftegaz ADR                       229,147           4,010
                                                           -------------
                                                                  7,422
                                                           -------------
     FOREST PRODUCTS & PAPER
(a,c)Alliance Cellulose Ltd. 'B'                156,075             431
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
  (c)Russian Telecom Development Corp.          176,000             729
                                                           -------------
     TELECOMMUNICATIONS -- LONG DISTANCE
    (a)Rostelecom ADR                            34,500             582
                                                           -------------
     TELECOMMUNICATIONS -- WIRELESS
    (a)Vimpel-Communications ADR                 12,190             544
                                                           -------------
     UTILITIES -- ELECTRICAL & GAS
       Unified Energy Systems ADR                11,000             146
       Unified Energy Systems GDR                95,530           1,266
                                                           -------------
                                                                  1,412
                                                           -------------
                                                                 11,993
                                                           -------------
------------------------------------------------------------------------
     SINGAPORE (0.5%)
     ELECTRICAL & ELECTRONICS
    (a)Chartered Semiconductor Ltd.             121,000    U.S.$    661
    (a)Chartered Semiconductor Ltd. ADR             700              51
       Natsteel Electronics Ltd.                154,000             814
                                                           -------------
                                                                  1,526
                                                           -------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
       Venture Manufacturing Ltd.                66,000             757
                                                           -------------
                                                                  2,283
                                                           -------------
------------------------------------------------------------------------
     SOUTH AFRICA (5.5%)
     BANKING
       Nedcor Ltd.                               51,839           1,155
                                                           -------------
     BEVERAGES & TOBACCO
       Rembrandt Group Ltd.                     159,535           1,520
                                                           -------------
     BUSINESS & PUBLIC SERVICES
       Educor                                   365,634             307
                                                           -------------
     CHEMICALS
       SASOL Ltd.                               132,300           1,086
                                                           -------------
     ELECTRICAL & ELECTRONICS
       Comparex Holdings Ltd.                   112,870             791
    (a)Dimensions Data Holdings Ltd.            231,348           1,452
                                                           -------------
                                                                  2,243
                                                           -------------
     FINANCIAL SERVICES
       ABSA Group Ltd.                          228,758           1,027
       B.O.E Corp. Ltd. 'N'                   2,079,976           1,579
       FirstRand Ltd.                         1,049,460           1,502
                                                           -------------
                                                                  4,108
                                                           -------------
     FOREST PRODUCTS & PAPER
       Sappi Ltd.                                80,800             799
                                                           -------------
     INSURANCE
    (a)New Africa Investments Ltd. 'N'          977,910             544
                                                           -------------
     MERCHANDISING
       Ellerine Holdings Ltd.                   152,380             805
                                                           -------------
     METALS -- NON-FERROUS
       Anglo American plc ADR                    36,840           1,120
       Billiton plc                             239,200           1,375
       Billiton plc                              20,300             120
                                                           -------------
                                                                  2,615
                                                           -------------
     MISC. MATERIALS & COMMODITIES
       De Beers                                 123,870           3,605
       De Beers ADR                              16,900             489
                                                           -------------
                                                                  4,094
                                                           -------------
     Multi-Industry
       Bidvest Group Ltd.                       363,482           3,552
    (e)Morgan Stanley Dean Witter Africa
         Investment Fund, Inc.                    9,670             100
                                                           -------------
                                                                  3,652
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
       M-Cell Ltd.                              233,860             905
                                                           -------------
                                                                 23,833
                                                           -------------
------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       9

                                                                 VALUE
                                         SHARES                  (000)
------------------------------------------------------------------------
     SOUTH KOREA (20.0%)
     APPLIANCES & HOUSEHOLD DURABLES
       L.G. Electronics                          26,160    U.S.$  1,083
       Samsung Electronics Co.                  130,042          30,463
                                                           -------------
                                                                 31,546
                                                           -------------
     BANKING
       Hana Bank                                 59,800             466
    (a)Hanvit Bank                              248,100             839
       Hanvit Bank GDR                           95,050             613
       Housing & Commercial Bank                 35,140           1,114
       Kookmin Bank                             109,692           1,720
                                                           -------------
                                                                  4,752
                                                           -------------
     BUSINESS & PUBLIC SERVICES
    (a)Daou Technology, Inc.                     30,198           1,050
                                                           -------------
     DATA PROCESSING & REPRODUCTION
       Trigem Computer, Inc.                     16,192           1,797
                                                           -------------
     ELECTRICAL & ELECTRONICS
       Hyundai Electronics Industries Co.        76,622           1,626
       Mirae Co.                                 97,840             761
    (a)Pantech Co., Ltd.                         51,660           1,160
       Samsung Electro-Mechanics Co.             25,397           1,689
                                                           -------------
                                                                  5,236
                                                           -------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
    (a)Humax Co. Ltd.                            49,430             836
    (a)Telson Electronics Co., Ltd.              53,130           1,039
                                                           -------------
                                                                  1,875
                                                           -------------
     FINANCIAL SERVICES
       Daewoo Securities Co.                     52,157             590
       Good Morning Securities Co.              163,600             782
       Hyundai Securities Co.                    26,630             521
    (a)Korea Technology Banking Co.              52,900             513
       L.G. Securities Co.                       28,300             481
       Samsung Securities Co., Ltd.              17,930             543
                                                           -------------
                                                                  3,430
                                                           -------------
     FOOD & HOUSEHOLD PRODUCTS
       Cheil Jedang Corp.                        18,940           2,185
    (a)Digital Chosun Co., Ltd.                   2,170             434
    (a)Insung Information Ltd.                   19,570             668
    (a)Serome Technology, Inc.                    2,350             501
                                                           -------------
                                                                  3,788
                                                           -------------
     METALS -- STEEL
    (c)Pohang Iron & Steel Co., Ltd.             13,230           1,510
                                                           -------------
     MISC. MATERIALS & COMMODITIES
       Hankuk Glass Industry Co., Ltd.           23,420             443
                                                           -------------
     TELECOMMUNICATIONS -- INTEGRATED
    (a)Dacom Corp.                                6,090           3,138
       Korea Telecom Corp. ADR                   97,900           7,318
                                                           -------------
                                                                 10,456
                                                           -------------
     TELECOMMUNICATIONS -- WIRELESS
       SK Telecom Co., Ltd.                       4,377          15,688
       SK Telecom Co., Ltd. ADR                 101,491           3,895
                                                           -------------
                                                                 19,583
                                                           -------------
------------------------------------------------------------------------
     SOUTH KOREA (CONTINUED)
     UTILITIES -- ELECTRICAL & GAS
       Korea Electric Power Corp. ADR           103,704    U.S.$  1,737
                                                           -------------
                                                                 87,203
                                                           -------------
------------------------------------------------------------------------
     TAIWAN(12.3%)
     BANKING
    (a)Chinatrust Commercial Bank               333,240             387
       International Commercial Bank of China   303,700             341
    (a)Taishin International Bank               528,120             296
                                                           -------------
                                                                  1,024
                                                           -------------
     CHEMICALS
       Formosa Plastics Corp.                    92,000             183
                                                           -------------
     ELECTRICAL & ELECTRONICS
    (a)Accton Technology Corp.                  721,000           2,447
    (a)Acer, Inc.                             1,018,300           3,066
    (c)Acer, Inc. GDR                            33,120           1,372
       D-Link Corp.                             310,000             672
    (a)Dialer and Business                    1,228,000           2,191
    (a)Ritek Corp. GDR                           66,500             770
    (a)Ritek, Inc.                               43,000             260
    (a)Siliconware Precision
         Industries Co.                         591,874           1,509
    (a)Universal Scientific Industrial
         Co., Ltd.                              158,000             498
                                                           -------------
                                                                 12,785
                                                           -------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
    (a)Acer Peripherals, Inc.                   444,048           1,839
    (a)Advanced Semiconductor
         Engineering, Inc.                      446,257           1,593
    (a)Ambit Microsystems Corp.                  51,000             379
    (a)ASE Test Ltd.                             12,400             302
       Asustek Computer, Inc.                   359,679           3,793
       Compal Electronics, Inc.                 286,307             962
    (a)Compeq Manufacturing Co., Ltd.           267,000           1,455
       Delta Electronic Industrial              370,000           1,603
    (a)Hon Hai Precision Industry               346,720           2,585
    (a)Hon Hai Precision Industry GDR            35,600             688
    (a)Taiwan Semiconductor Co.               2,132,430          11,347
    (a)United Microelectronics Corp. Ltd.     1,991,000           7,105
       Wyse Technology Taiwan Ltd.              204,000             397
                                                           -------------
                                                                 34,048
                                                           -------------
     MERCHANDISING
       President Chain Store Corp.              302,000           1,333
                                                           -------------
     METALS -- STEEL
       China Steel Corp.                      1,623,600           1,200
                                                           -------------
     TEXTILES & APPAREL
       Far East Textile Ltd.                  1,038,600           2,482
  (a,b)Far East Textile Ltd. GDR                 20,100             482
                                                           -------------
                                                                  2,964
                                                           -------------
                                                                 53,537
                                                           -------------
------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       10

                                                                 VALUE
                                         SHARES                  (000)
------------------------------------------------------------------------
     THAILAND (1.9%)
     BANKING
       Thai Farmers Bank Ltd. (Foreign)         605,500    U.S.$  1,013
                                                           -------------
     BROADCASTING & PUBLISHING
     (c)BEC World Public Co., Ltd. (Foreign)    109,800             775
                                                           -------------
     BUILDING MATERIALS & COMPONENTS
       Siam City Cement Public
         Co., Ltd. (Foreign)                    338,233           1,814
                                                           -------------
     ELECTRICAL & ELECTRONICS
       Delta Electronics Public
         Co., Ltd. (Foreign)                    129,840           1,544
       Shinawatra Computer Public Co.,
         Ltd. (Foreign)                         127,000           1,201
                                                           -------------
                                                                  2,745
                                                           -------------
     TELECOMMUNICATIONS -- WIRELESS
       Advanced Info. Services
         Public Co., Ltd. (Foreign)             117,700           1,975
                                                           -------------
                                                                  8,322
                                                           -------------
------------------------------------------------------------------------
     TURKEY (8.0%)
     APPLIANCES & HOUSEHOLD DURABLES
    (a)Vestel Elektronik Sanayi Ve
         Ticaret AS                           8,583,428           2,057
                                                           -------------
     BANKING
       Turkiye Garanti Bankasi              133,058,600           2,012
    (a)Turkiye Is Bankasi                    74,290,800           3,561
       Yapi Ve Kredi Bankasi                387,288,661          11,960
       Yapi Ve Kredi Bankasi GDR                 10,000             295
                                                           -------------
                                                                 17,828
                                                           -------------
     BEVERAGES & TOBACCO
       Ege Biracilik Ve Malt Sanayii         26,451,000           2,023
    (a)Erciyas Biracilik                      4,524,000             217
                                                           -------------
                                                                  2,240
                                                           -------------
     ENERGY SOURCES
       Tupras-Turkiye Petrol
         Rafinerileri AS                      7,944,000             893
                                                           -------------
     FINANCIAL SERVICES
    (a)Dogan Sirketler Grubu Holdings       211,370,000           6,235
       Dogan Yayin Holdings                 113,799,000           1,679
       Sabanci Holdings                      46,565,000           2,704
                                                           -------------
                                                                 10,618
                                                           -------------
     MERCHANDISING
       Migros Turk TAS                          776,000             501
                                                           -------------
     METALS -- STEEL
    (a)Eregli Demir Ve Celik
         Fabrikalari TAS                     21,575,000             895
                                                           -------------
                                                                 35,032
                                                           -------------
------------------------------------------------------------------------
     TOTAL COMMON STOCKS
        (Cost U.S.$276,080)                                     425,226
                                                           -------------
------------------------------------------------------------------------

                                           NO. OF                 VALUE
                                         WARRANTS                 (000)
------------------------------------------------------------------------
     WARRANTS (0.2%)
------------------------------------------------------------------------
     THAILAND (0.2%)
     BANKING
    (a)Siam Commercial Bank Co., Ltd.
         (Foreign), expiring 12/31/02         1,642,000    U.S.$    763
    (a)Siam Commercial Bank Co., Ltd.,
         expiring 5/10/02                       280,333             115
------------------------------------------------------------------------
     TOTAL WARRANTS
        (Cost U.S.$--@)                                             878
                                                           -------------
------------------------------------------------------------------------
                                         NO. OF
                                         RIGHTS
------------------------------------------------------------------------
     RIGHTS (0.0%)
------------------------------------------------------------------------
     SOUTH KOREA (0.0%)
     FOOD & HOUSEHOLD PRODUCTS
       Serome Technology, Inc., expiring
         1/26/00                                    762             110
                                                           -------------
------------------------------------------------------------------------
     TOTAL RIGHTS
        (Cost U.S.$--@)                                             110
                                                           -------------
------------------------------------------------------------------------

                                         NO. OF
                                          UNITS
------------------------------------------------------------------------
     UNITS (0.1%)
------------------------------------------------------------------------
     RUSSIA (0.1%)
     BROADCASTING & PUBLISHING
  (a,c)Storyfirst Communications, Inc.,
         First Section, First
         Section, Tranche 1
         (Convertible)                              604             257
  (a,c)Storyfirst Communications, Inc.,
         First Section, First
         Section, Tranche I
         (Convertible)                               35              15
  (a,c)Storyfirst Communications, Inc.,
         Second Section, Second
         Section, Tranche II
         (Convertible)                              152              65
  (a,c)Storyfirst Communications, Inc.,
         Tranche IV (Convertible)                   207              88

------------------------------------------------------------------------
     TOTAL UNITS
        (Cost U.S.$1,192)                                           425
                                                           -------------
------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       11

                                           FACE
                                         AMOUNT                  VALUE
                                          (000)                  (000)
------------------------------------------------------------------------
     DEBT INSTRUMENTS (0.1%)
------------------------------------------------------------------------
     INDIA (0.1%)
     MULTI-INDUSTRY
(c,d,f)DCM Shriram Industries
         Ltd. 9.90%, 2/21/02     INR                335    U.S.$    235
(c,d,f)DCM Shriram Industries Ltd.
         (Convertible) 7.50%, 2/21/02               330             174
    (c)Shri Ishar Alloy Steels Ltd.,
         15.00%, 4/21/01                            581             103
------------------------------------------------------------------------
     TOTAL DEBT INSTRUMENTS
        (Cost U.S.$1,495)                                           512
                                                           -------------
------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS (2.3%)
------------------------------------------------------------------------
     UNITED STATES (2.3%)
     REPURCHASE AGREEMENT
       Chase Securities, Inc.,
         2.60%, dated 12/31/99,
         due 1/3/00, to be repurchased
         at U.S.$10,086, collateralized by
         U.S.$10,315 United States
         Treasury Notes, 6.125%, due
         12/31/01, valued at U.S.$10,294
         (Cost U.S.$10,084)                 U.S.$10,084          10,084
                                                           -------------
------------------------------------------------------------------------
     FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.2%)
       Brazilian Real            BRL                 7                4
       Colombian Peso            COP               156               -- @
       Greek Drachma             GRD            78,076              239
       Hungarian Forint          HUF               267                1
       Indian Rupee              INR               337                8
       Malaysian Ringgit         MYR               253               67
       Mexican Peso              MXP                11                1
       Pakistani Rupee           PKR             3,988               74
       Philippine Peso           PHP                53                1
       Polish Zloty              PLZ                95               23
       South African Rand        ZAR             2,036              331
       South Korean Won          KRW           243,431              214
       Taiwan Dollar             TWD             1,099               35
                                                           -------------
        (Cost U.S.$998)                                             998
                                                           -------------
------------------------------------------------------------------------
                                         AMOUNT                  VALUE
                                          (000)                  (000)
------------------------------------------------------------------------
     TOTAL INVESTMENTS (100.5%)
        (Cost U.S.$289,849)                                U.S.$438,233
                                                           -------------
------------------------------------------------------------------------
     OTHER ASSETS (0.4%)
       Receivable for Investments Sold   U.S.$    1,096
       Dividends Receivable                         559
       Other Assets                                  19           1,674
                                             ----------    -------------
------------------------------------------------------------------------
     LIABILITIES (-0.9%)
       Deferred Country Taxes                    (2,101)
       Payable For:
         Investments Purchased                     (817)
         Investment Advisory Fees                  (423)
         Bank Overdraft                            (273)
         Custodian Fees                            (118)
         Directors' Fees and Expenses              (116)
         Professional Fees                         (111)
         Shareholder Reporting Expenses             (77)
         Administrative Fees                        (47)
       Other Liabilities                            (29)         (4,112)
                                             ----------    -------------
------------------------------------------------------------------------
     NET ASSETS (100%)
       Applicable to 20,494,744, issued and
         outstanding U.S.$0.01 par value shares
         (100,000,000 shares authorized)                   U.S.$435,795
                                                           -------------
------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE                             U.S.$  21.26
                                                           -------------
------------------------------------------------------------------------
     AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------
       Common Stock                                        U.S.$     20
       Capital Surplus                                          316,253
       Accumulated Net Investment Loss                           (1,509)
       Accumulated Net Realized Loss                            (26,357)
       Unrealized Appreciation on Investments and
         Foreign Currency Translations (net of
         accrued foreign taxes of U.S.$2,388 on
         unrealized appreciation)                               147,388
------------------------------------------------------------------------
     TOTAL NET ASSETS                                      U.S.$435,795
                                                     -------------------
------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       12

--------------------------------------------------------------------------------
 (a) -- Non-income producing
 (b) -- 144A Security -- certain conditions for public sale may exist.
 (c) -- Security valued at fair value -- See note A-1 to financial statements.
 (d) -- Security is in default.
 (e) -- The Fund is advised by an affiliate.
 (f) -- Variable/floating rate security -- rate disclosed is as of
         December 31, 1999.
   @ -- Amount is less than U.S.$500.
 ADR -- American Depositary Receipt
 GDR -- Global Depositary Receipt
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31,
    1999, the Fund is obligated to deliver foreign currency in exchange for U.S.
    dollars as indicated below:
  CURRENCY                                  IN                      NET
     TO                                  EXCHANGE                UNREALIZED
   DELIVER      VALUE    SETTLEMENT        FOR       VALUE          GAIN
    (000)       (000)       DATE          (000)      (000)          (000)
 ----------   --------   ----------      --------   --------     ----------
 GRD 78,075   U.S.$238    01/03/00       U.S.$238   U.S.$238       U.S.$--
 ZAR  4,122        670    01/05/00            670        670            --
              --------                              --------       -------
              U.S.$908                              U.S.$908       U.S.$--
              --------                              --------       -------
              --------                              --------       -------
--------------------------------------------------------------------------------
DECEMBER 31, 1999 EXCHANGE RATES:
--------------------------------------------------------------------------------
BRL    Brazil Real                       1.807= U.S.$1.00
COP    Colombian Peso                 1875.000= U.S.$1.00
GRD    Greek Drachma                   327.370= U.S.$1.00
HUF    Hungarian Forint                252.500= U.S.$1.00
INR    Indian Rupee                     43.500= U.S.$1.00
MYR    Malaysian Ringgit                 3.800= U.S.$1.00
MXP    Mexican Peso                      9.480= U.S.$1.00
PKR    Pakistani Rupee                  54.208= U.S.$1.00
PHP    Philippine Peso                  40.300= U.S.$1.00
PLZ    Polish Zloty                      4.135= U.S.$1.00
ZAR    South African Rand                6.150= U.S.$1.00
KRW    South Korean Won              1,135.500= U.S.$1.00
TWD    Taiwan Dollar                    31.385= U.S.$1.00
--------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1999
                                                   PERCENT
                                          VALUE    OF NET
COUNTRY                                   (000)    ASSETS
-----------------------------------------------------------
Appliances & Household Durables      U.S.$33,829      7.8%
Automobiles                                3,824      0.9
Banking                                   39,841      9.1
Beverages & Tobacco                       15,087      3.5
Broadcasting & Publishing                 14,550      3.3
Building Materials & Components           11,294      2.6
Business & Public Services                 1,616      0.4
Chemicals                                  4,896      1.1
Data Processing and Reproduction          18,891      4.3
Electrical & Electronics                  52,752     12.1
Electronic Components, Instruments        40,629      9.3
Energy Sources                            13,465      3.1
Financial Services                        19,586      4.5
Food & Household Products                  8,138      1.9
Forest Products & Paper                    1,805      0.4
Health & Personal Care                     1,972      0.4
Industrial Components                         31      0.0
Insurance                                    544      0.1
Machinery & Engineering                    1,497      0.3
Merchandising                              3,772      0.9
Metals -- Non-Ferrous                      2,615      0.6
Metals -- Steel                            7,887      1.8
Misc. Materials & Commodities              4,537      1.1
Multi-Industry                             8,377      1.9
Telecommunications -- Integrated          57,990     13.3
Telecommunications -- Long Distance          582      0.1
Telecommunications -- Wireless            44,636     10.3
Textiles & Apparel                         3,808      0.9
Transportation -- Road & Rail              1,479      0.3
Utilities -- Electrical & Gas              6,780      1.6
Wholesale & International Trade              441      0.1
Other                                     11,082      2.5
                                    ------------   ------
                                    U.S.$438,233   100.5%
                                    ------------   ------
                                    ------------   ------
-----------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       13


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1999
                                                     PERCENT
                                            VALUE    OF NET
COUNTRY                                     (000)    ASSETS
-------------------------------------------------------------
Argentina                               U.S.$3,632     0.8%
Brazil                                      36,112      8.3
Chile                                          996      0.2
China                                       15,568      3.6
Colombia                                         7      0.0
Czech Republic                               1,654      0.4
Egypt                                        4,829      1.1
Greece                                       4,807      1.1
Hungary                                      3,480      0.8
India                                       40,361      9.2
Indonesia                                    6,128      1.4
Israel                                      28,427      6.5
Malaysia                                     4,992      1.2
Mexico                                      45,539     10.5
Pakistan                                     1,340      0.3
Poland                                       5,663      1.3
Russia                                      12,418      2.9
Singapore                                    2,283      0.5
South Africa                                23,833      5.5
South Korea                                 87,313     20.0
Taiwan                                      53,537     12.3
Thailand                                     9,200      2.1
Turkey                                      35,032      8.0
United States (short-term investment)       10,084      2.3
Other                                          998      0.2
                                      ------------   ------
                                      U.S.$438,233   100.5%
                                      ------------   ------
                                      ------------   ------
-------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                                                        YEAR ENDED
                                                                                                    DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                    (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ......................................................................................    U.S.$       4,349
   Interest .......................................................................................                  185
   Income from Affiliate ..........................................................................                  122
   Less: Foreign Taxes Withheld ...................................................................                 (192)
------------------------------------------------------------------------------------------------------------------------
      Total Income ................................................................................                4,464
------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees .......................................................................                3,556
   Custodian Fees .................................................................................                  571
   Administrative Fees ............................................................................                  309
   Professional Fees ..............................................................................                  139
   Country Tax Expense ............................................................................                  118
   Shareholder Reporting Expenses .................................................................                  111
   Directors' Fees and Expenses ...................................................................                   99
   Interest Expense ...............................................................................                   45
   Transfer Agent Fees ............................................................................                   23
   Other Expenses .................................................................................                   55
------------------------------------------------------------------------------------------------------------------------
      Total Expenses ..............................................................................                5,026
------------------------------------------------------------------------------------------------------------------------
        Net Investment Loss .......................................................................                 (562)
------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold (net of foreign tax expense of $2,616) ..............................               31,361
   Foreign Currency Transactions ..................................................................               (1,392)
------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain ...........................................................................               29,969
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments (net of deferred foreign tax expense of $2,243) ....................              190,188
   Appreciation on Foreign Currency Translations ..................................................                3,867
------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ..............................................              194,055
------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ........................              224,024
------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................  U.S.$       223,462
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income (Loss) ................................................   U.S.$       (562)     U.S.$      970
  Net Realized Gain (Loss) ....................................................             29,969             (48,172)
  Change in Unrealized Appreciation/Depreciation ..............................            194,055             (22,002)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .............            223,462             (69,204)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .......................................................               --                (2,318)
  In Excess of Net Investment Income ..........................................               --                  (284)
  Net Realized Gain ...........................................................               --               (49,737)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions .........................................................               --               (52,339)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (960,600 and 1,369,000 shares, respectively) ...........            (9,276)             (10,985)
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ...................................................            214,186            (132,528)
Net Assets:
  Beginning of Period .........................................................            221,609              354,137
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss/distributions in excess of net investment income of U.S.$(1,509) and U.S.$(284),
    respectively) .............................................................   U.S.$    435,795     U.S.$    221,609
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                           ------------------------------------------------------------------------
AND RATIOS:                                               1999           1998          1997          1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........    U.S.$10.33     U.S.$15.52   U.S.$ 15.69    U.S.$14.69   U.S.$20.30
--------------------------------------------------------------------------------------------------------------------------
Offering Costs .................................            --             --            --            --        (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...................         (0.03)          0.04          0.03          0.10         0.06
Net Realized and Unrealized Gain (Loss) on
  Investments ..................................         10.87          (3.05)        (0.18)         1.92        (3.14)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ...........         10.84          (3.01)        (0.15)         2.02        (3.08)
--------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ........................            --          (0.10)        (0.01)           --           --
  In Excess of Net Investment Income ...........            --          (0.01)           --         (0.05)          --
  Net Realized Gain ............................            --             --         (0.01)        (0.84)       (1.29)
  In Excess of Net Realized Gain ...............            --          (2.18)           --         (0.14)          --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions ........................            --          (2.29)        (0.02)        (1.03)       (1.29)
--------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from
 Capital Share Transaction .....................            --             --            --          0.01*       (1.21)+
Anti-Dilutive Effect of Shares Repurchased .....          0.09           0.11            --            --           --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................    U.S.$21.26     U.S.$10.33    U.S.$15.52    U.S.$15.69   U.S.$14.69
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ..........    U.S.$16.31      U.S.$8.13    U.S.$13.06    U.S.$13.88   U.S.$15.50
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value .................................        100.77%        (24.88)%       (5.75)%       (4.59)%     (16.61)%++
  Net Asset Value (1) ..........................        105.81%        (19.61)%       (0.97)%       13.84%      (16.30)%++
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ..........  U.S.$435,795   U.S.$221,609  U.S.$354,137  U.S.$357,751 U.S.$332,879
--------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ........          1.76%          1.96%         1.84%         1.87%        1.86%
Ratio of Expenses Excluding Country Tax Expense
  and Interest Expense to Average Net Assets ...          1.71%           N/A           N/A           N/A          N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..................................          (0.20)%         0.36%         0.15%         0.58%        0.30%
Portfolio Turnover Rate .......................            121%           101%           90%           67%          61%
--------------------------------------------------------------------------------------------------------------------------

*   Increase per share due to reinvestment of distributions.
+ Decrease per share due to Common Stock issued through Rights Offering during the year.
++ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
------------

     The Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (formerly Morgan Stanley Emerging Markets Fund, Inc.) (the "Fund") was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

     Events affecting the values of certain Fund securities that occur between the close of regular trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement , realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

          - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTERTRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Forward Commitments and When-Issued/Delayed Delivery Securities, Swap Agreements, Futures Contracts, Structured Securities or participate in Over-the-Counter Trading during the year ended December 31, 1999.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net invest-ment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 1999, the Fund made purchases and sales totaling approximately $337,142,000 and $347,160,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $294,818,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $142,417,000 of which $171,712,000 related to appreciated securities and $29,295,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $21,480,000 available to offset future capital gains all of which will expire on December 31, 2006. During the year ended December 31, 1999, the Fund utilized capital loss carryforwards, for U.S. Federal income tax purposes, of approximately $19,071,000.To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999, the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $86,000.

F. For the year ended December 31, 1999, the Fund incurred $38,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan totaled $116,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 1999, the Fund repurchased 960,600 or 4.48% shares of its Common Stock at an average price per share of $9.60, including $48,000 in commissions paid, and an average discount of 17.50% from net asset value per share. For the year ended December 31, 1998, the Fund repurchased 1,369,000 shares or 6.00% of its Common Stock at an average price per share of $8.00, including $69,000 in commissions paid, and an average discount of 18.54% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

REPORT OF INDEPENDENT ACCOUNTANTS
--------
To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
(formerly, Morgan Stanley Emerging Markets Fund, Inc.)


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                          Morgan Stanley Dean Witter Emerging Markets Fund, Inc. Boston Equiserve
                          Dividend Reinvestment Unit
                          P.O. Box 1681
                          Boston, MA 02105-1681
                          1-800-730-6001



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